AMENDMENT TO FIRST AMENDED AND
                    RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                         OHIO MOBILE LITHOTRIPTER, LTD.

     THIS AMENDMENT, effective January 1, 2000, is entered into by and among Ohio Litho, Inc., a Delaware corporation, the General Partner of Ohio Mobile Lithotripter, Ltd., a Texas limited partnership (the "Partnership"), and the Limited Partners of the Partnership.

                                    RECITALS:
                                    --------

                  A. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners," entered into that certain First Amended and Restated Agreement of Limited Partnership dated August 1, 1991, as heretofore amended (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

     B. The Partners desire to amend the Agreement to substitute the Partnership as the holder of the right of first refusal under of Section 9.03 of the Agreement.

                  NOW, THEREFORE, the Partners agree as follows:

     1. Section 9.03 of the Agreement is hereby amended by deleting  subsections
(b) and (c) thereof in their entirety and by substituting the language set forth below:

                  (b) Upon receipt of such notice, the Partnership shall have the right and option, exercisable at any time during a period of thirty
         (30) days from the date of the Selling Partner's notice of the Offer (the "Option Period"), to purchase all or any portion of the Purchase Interest. If the Partnership elects to exercise its option, it shall give written notice to the Selling Partner and the sale and purchase shall be closed within thirty (30) days after the end of the Option Period. Any purchase made under this paragraph shall be on the same terms and conditions as contained in the Offer.

                  (c) If the Partnership does not elect to purchase all of the Purchase Interest, the Selling Partner shall be free for a period of sixty (60) days after the expiration of the foregoing notice periods to sell the Purchase Interest to the purchaser named in the Offer upon the terms and conditions contained in the Offer, subject to the requirement of consent by the General Partner pursuant to Section 9.02; provided, that the said purchaser qualifies as a Qualified Purchaser. In the event that the sale is not consummated within such sixty

         (60)-day period, no sale shall be made without again complying with the provisions of this Section 9.03.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first written above.

                                    OHIO LITHO, INC., as General Partner and as
                                      Attorney-In-Fact for the Limited Partners


                                     By:_________________________________ (SEAL)

                                        ---------------------------------
                                              (Type Name and Title)

                         AMENDMENT TO FIRST AMENDED AND
                    RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                         OHIO MOBILE LITHOTRIPTER, LTD.

THIS  AMENDMENT,  effective  January 1, 2000,  is entered into by and among Ohio
Litho,  Inc.,  a  Delaware  corporation,  the  General  Partner  of Ohio  Mobile
Lithotripter, Ltd., a Texas limited partnership (the "Partnership"), and the Limited Partners of the Partnership.

                                                     RECITALS:
                                                     --------

                  A. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners," entered into that certain First Amended and Restated Agreement of Limited Partnership dated August 1, 1991, as heretofore amended (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

     B. The  Partners  desire to amend the  Agreement  to delete in its entirety
Section 10.02(g) of the Agreement.

                  NOW, THEREFORE, the Partners agree as follows:

     1. Section 10.02(g) of the Agreement is hereby deleted in its entirety with the effect that such provision shall be void and of no effect.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first written above.

                                     OHIO LITHO, INC., as General Partner and as
                                      Attorney-In-Fact for the Limited Partners


                                     By:_________________________________ (SEAL)

                                        ---------------------------------
                                                 (Type Name and Title)

                         AMENDMENT TO FIRST AMENDED AND
                    RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                         OHIO MOBILE LITHOTRIPTER, LTD.

     THIS AMENDMENT, effective February 1, 2000, is entered into by and among Ohio Litho, Inc., a Delaware corporation, the General Partner of Ohio Mobile Lithotripter, Ltd., a Texas limited partnership (the "Partnership"), and the Limited Partners of the Partnership.
                                                     RECITALS:
                                                     --------

                  A. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners," entered into that certain First Amended and Restated Agreement of Limited Partnership dated August 1, 1991, as heretofore amended (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

                  B. The Partners desire to amend the Agreement to effect a redesignation of the Partnership's geographic service area as defined in Section 16.16(a) effective on the date appropriate consents are received from the General Partner and Two Thirds in Interest of the Limited Partners.

                  NOW, THEREFORE, the Partners agree as follows:

     1. Section 16.16(a) of the Agreement is hereby amended by deleting the following language from the last sentence thereof:

                    "(excluding any territory located in Cuyahoga County, Ohio)"

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first written above.

                                    OHIO LITHO, INC., as General Partner and as
                                      Attorney-In-Fact for the Limited Partners


                                   By:_________________________________ (SEAL)

                                      ---------------------------------
                                            (Type Name and Title)